UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7068

Dreyfus Balanced Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	8/31

Date of reporting period:	2/29/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Balanced
Fund, Inc.

SEMIANNUAL REPORT February 29, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
16	Statement of Financial Futures
17	Statement of Securities Sold Short
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Balanced Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Balanced Fund, Inc. covers the six-month period from September 1, 2003, through February 29, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fund’s fixed-income component.

The stock market rally that began during the spring of 2003 remained in place through the end of the reporting period.With the U.S. economy on firmer footing, corporate spending and investment began to improve after several years of cost-cutting, and earnings reports contained more positive surprises than negative ones. Although some sectors of the bond market have fallen while the economy has gained strength, others have benefited from a moderation in mortgage refi-nancing activity and better business conditions for many corporate bond issuers.

While we believe that the prospects for both stocks and bonds remain positive over the long run, investors should be prepared to weather day-to-day volatility as market conditions change. As always, we encourage you to talk with your financial advisor regularly about these issues and the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2004

DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the six-month period ended February 29, 2004, the fund produced a total return of 9.55%.1 This compares with a 10.72% total return for the fund’s Customized Blended Index. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which comprises 60% of our blended index, provided a total return of 14.59%, and the Lehman Brothers Aggregate Bond Index (the “Lehman Aggregate Index”), comprising 40% of our blended index, produced a total return of 4.92% for the same period.2,3

The stock and bond markets rallied in a recovering economy, and the fund participated in the markets’ gains to a significant degree. However, investors generally favored smaller-cap securities over their large-cap counterparts and corporate bonds over U.S.Treasury securities. In the equity portion of the portfolio, we allocated a relatively high percentage of assets to large-cap stocks while in the fixed-income portion of the portfolio, returns slightly lagged the benchmark due to its relatively higher allocation of U.S.Treasury bonds and mortgage-backed securities, which underperformed the Lehman Aggregate Index during the reporting period. Both of these factors contributed to the fund slightly underperforming its benchmark.

What is the fund’s investment approach?

The fund seeks long-term capital growth and current income.To pursue this goal, the fund invests in equity and fixed-income securities of U.S. and foreign issuers.The proportion of the fund’s assets invested in each type of security will vary from time to time in accordance with Dreyfus’ assessment of economic conditions and investment opportunities. However, under normal market conditions, the fund’s equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60%. Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on:

  Value, or how a stock is priced relative to its perceived intrinsic worth;
  Growth, in this case the sustainability or growth of earnings or cash flow; and
  Financial profile, which measures the financial health of the company.

The fund typically sells a security when we believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

To select fixed-income investments for the fund, we review the terms of the instruments and evaluate the creditworthiness of the issuers, considering all factors that we deem relevant including, as applicable, a review of the issuer’s cash flow, the level of short-term debt, leverage, capitalization, the quality and depth of management, profitability, return on assets and economic factors relative to the issuer’s industry.

Generally, the fund seeks to maintain a fixed-income portfolio with an investment-grade average credit quality. However, up to 20% of the fund’s fixed-income portfolio may be invested in securities rated below investment-grade (BB/Ba and lower, commonly referred to as “high-yield” or “junk” bonds), but no lower than B, or the unrated equivalent as determined by Dreyfus at the time of purchase.While we are permitted by prospectus to buy non-investment grade bonds, we generally avoided doing so during the reporting period.

What other factors influenced the fund’s performance?

The fund enhanced returns by emphasizing stocks over bonds in the improving U.S. economy.Among stocks, the fund benefited from good individual investments in the areas of consumer staples, such as food and tobacco giant Altria Group; financials, such as finance company Countrywide Financial; and energy, including oil and gas exploration and development company XTO Energy.

However, the fund’s relative performance was hindered by a pullback among some of its semiconductor holdings such as KLA Tencor and Novellus, and lackluster growth among large-cap technology holdings such as Microsoft. Other disappointments included Biovail and Medimmune in the health care sector, Liberty Media and Viacom in the consumer discretionary area and European airline Ryanair in the transportation sector.

Among bonds, we generally invested in the market’s various sectors in proportions that are similar to their representation in the Lehman Aggregate Index.This enabled the fund to participate in the reporting period’s corporate bond rally.At the same time, to balance opportunities for higher yields with the risks of potentially higher interest rates, we set the bond portfolio’s average duration in a range we consider neutral relative to the Index.

What is the fund’s current strategy?

As of the end of February, we have maintained the fund’s emphasis on stocks, focusing on companies — primarily in the technology, industrials and materials and processing sectors — that we believe are positioned to benefit from a stronger economy. We have found fewer opportunities in the relatively defensive health care, consumer staples and financials sectors.

On the fixed-income side, we have continued to maintain a generally index-neutral approach, which is designed to manage risks effectively while providing participation in the bond market’s returns.We believe this strategy is prudent while the bond market continues to adjust to a stronger economic environment.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

STATEMENT OF INVESTMENTS
February 29, 2004 (Unaudited)

Common Stocks—70.4%	Shares	Value ($)

Consumer Discretionary—7.4%
Carnival	14,000	621,180
Clear Channel Communications	10,520 [a]	452,781
Comcast, Cl. A	18,745 [a]	563,100
Disney (Walt)	29,000	769,370
General Motors	6,000 [b]	288,720
Hilton Hotels	20,000	320,600
Home Depot	29,000	1,052,990
Lamar Advertising	11,500 [a]	456,550
Liberty Media	47,000 [a]	535,800
McDonald’s	39,000	1,103,700
PetsMart	12,000	325,680
Staples	10,600 [a]	277,932
TJX Cos.	21,100	496,905
Target	11,600	509,936
Time Warner	40,500 [a]	698,625
Toyota Motor, ADR	8,000	553,040
Viacom, Cl. B	29,365	1,129,378
		10,156,287
Consumer Staples—6.3%
Altria Group	32,000	1,841,600
Coca-Cola	23,000	1,149,080
Kraft Foods	9,200	310,868
PepsiCo	25,000	1,297,500
Procter & Gamble	17,100	1,752,921
Wal-Mart Stores	39,000	2,322,840
		8,674,809
Energy—3.8%
Anadarko Petroleum	10,000	512,500
ChevronTexaco	9,000	795,150
Exxon Mobil	64,576	2,723,170
Schlumberger	9,000	580,410
XTO Energy	20,866	622,641
		5,233,871
Financial—14.4%
American Express	13,900	742,538
American International Group	30,351	2,245,974

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Bank of America	15,300	1,253,376
Bank of New York	22,000	726,000
Bank One	13,000	701,740
CIT Group	14,000	552,580
Capital One Financial	7,000	495,040
Citigroup	57,733	2,901,661
Countrywide Financial	6,666	610,806
Federal Home Loan Mortgage	9,000	557,280
Federal National Mortgage Association	17,600	1,318,240
Fidelity National Financial	14,300	559,273
FleetBoston Financial	15,600	702,468
Goldman Sachs Group	8,200	868,134
J.P. Morgan Chase & Co.	16,920	694,058
MBNA	19,600	535,668
Merrill Lynch	13,000	795,730
Morgan Stanley	11,600	693,216
National City	9,000	321,300
Travelers Property Casualty, Cl. A	29,969	544,237
U.S. Bancorp	21,000	599,130
Wells Fargo	22,000	1,261,700
		19,680,149
Health Care—7.5%
Abbott Laboratories	10,000	428,000
Amgen	8,000 [a]	508,240
Bard (C.R.)	4,000	377,560
Barr Pharmaceuticals	7,000 [a]	541,870
Becton, Dickinson & Co.	10,000	486,500
Boston Scientific	8,000 [a]	326,800
Bristol-Myers Squibb	16,900	470,158
Community Health Systems	11,000 [a]	308,550
Genzyme	4,000 [a]	203,120
Johnson & Johnson	12,200	657,702
Lilly(Eli) & Co.	11,400	842,916
Medtronic	9,000	422,100
Merck & Co.	14,400	692,352
Novartis, ADR	11,000 [b]	485,650

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Pfizer	75,800	2,778,070
Watson Pharmaceuticals	7,000 [a]	321,440
Wyeth	11,500	454,250
		10,305,278
Industrials—8.4%
CSX	16,000	504,480
Caterpillar	4,000	303,000
Danaher	5,000	448,150
Deere & Co.	11,000	706,530
Emerson Electric	8,000	499,840
General Electric	104,000	3,382,080
Honeywell International	14,000	490,700
Illinois Tool Works	7,000	556,640
Ingersoll-Rand	16,000	1,063,680
PACCAR	6,000	332,460
Rockwell Collins	11,000	357,940
3M	8,000	624,160
Tyco International	18,000	514,260
United Parcel Service, Cl. B	8,000	565,040
United Technologies	5,400	497,394
Waste Management	20,000	570,000
		11,416,354
Information Technology—15.3%
Accenture	24,500 [a]	565,950
Altera	12,000 [a]	264,960
Applied Materials	27,000 [a]	573,480
Cisco Systems	73,000 [a]	1,686,300
Computer Associates International	15,000	398,400
Computer Sciences	15,600 [a]	651,924
Dell	35,000 [a]	1,142,750
EMC	60,000	859,200
Hewlett-Packard	29,868	678,302
Intel	64,200	1,876,566
International Business Machines	19,000	1,833,500
Jabil Circuit	30,000 [a]	839,400
KLA-Tencor	8,200 [a]	432,960

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Lexmark International	4,000 [a]	329,160
Microsoft	122,000	3,233,000
Motorola	38,800	715,860
Nokia Oyj, ADR	29,000	631,330
Oracle	85,000 [a]	1,094,800
QUALCOMM	7,000	444,150
SAP, ADR	9,000	356,400
Siebel Systems	22,000 [a]	287,320
Taiwan Semiconductor Manufacturing, ADR	43,700 [a]	454,043
Texas Instruments	15,000	459,750
VeriSign	28,000 [a]	487,480
Xilinx	16,000 [a]	672,640
		20,969,625
Materials—3.2%
Air Products & Chemicals	10,000	482,400
Alcoa	14,000	524,580
du Pont (E.I.) de Nemours	9,000	405,810
International Paper	17,000	752,420
Phelps Dodge	6,000 [a]	517,560
PPG Industries	8,000	469,520
Praxair	16,000	581,120
Weyerhaeuser	10,000	652,500
		4,385,910
Telecommunication Services—2.0%
BellSouth	16,000	440,960
SBC Communications	19,400	465,794
Sprint (PCS Group)	43,000 [a]	387,000
Telefonos de Mexico, ADR	14,000	475,580
Verizon Communications	24,000	919,920
		2,689,254
Utilities—2.1%
Exelon	9,000	604,260
FPL Group	8,000	525,200
MCI	11,000 [a,c]	242,000
Progress Energy	8,000	369,280
Southern	17,000	515,440

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)		Shares		Value ($)

Utilities (continued)
TXU		12,000		337,560
Wisconsin Energy		10,000		323,200
				2,916,940
Total Common Stocks
(cost $	80,779,196)			96,428,477

		Principal
Bonds and Notes—30.3%		Amount ($)		Value ($)

Airlines—0.%
US Airways,
Enhanced Equipment Notes,
Ser. C, 8.93%, 10/15/2009		114,798	[d]	1,148
Asset-Backed Certificates-Credit Cards—.3%
MBNA Credit Card Master Note Trust,
Ser. 2002-C1, Cl. 1, 6.8%, 7/15/2014		343,000		382,438
Asset-Backed Certificates-Home Equity—.5%
Residential Asset Mortgage,
Ser. 2003-RS-8, Cl.AI 4, 4.223%, 10/25/2028		625,000		635,169
Banks—.6%
Bank of America,
Sr. Notes, 4.375%, 12/1/2010		665,000		681,509
Dresdner Funding Trust I,
Bonds, 8.151%, 6/30/2031		88,000	[e]	104,846
				786,355
Beverages—.1%
Pepsi Bottling Group,
Sr. Notes, 7%, 3/1/2029		95,000		112,131
Commercial Mortgage Pass-Through Ctfs.—1.1%
GS Mortgage Securities II,
Ser. 2001-LIBA, Cl. A2, 6.615%, 2/14/2016		1,342,000	[e]	1,505,631
Commercial Services—.4%
Pitney Bowes,
Notes, 4.75%, 5/15/2018		495,000	[b]	489,178
Computers—.3%
Hewlett-Packard,
Notes, 5.75%, 12/15/2006		330,000		358,817
International Businss Machines,
Sr. Notes, 4.75%, 11/29/2012		65,000		66,750
				425,567

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Consumer Products—.2%
Kimberly-Clark,
Notes, 5%, 8/15/2013	260,000		272,462
Diversified Financial Services—1.4%
Boeing Capital,
Bonds, 5.8%, 1/15/2013	80,000	[b]	86,048
Boeing Capital,
Sr. Notes, 4.75%, 8/25/2008	145,000		152,465
CIT Group,
Sr. Notes, 4.75%, 12/15/2010	136,000		140,042
General Motors,
Debs., 2.02%, 1/16/2007	327,000		326,114
General Electric Capital,
Sr. Notes, Ser. A, 4.25%, 12/1/2010	183,000	[b]	184,950
Goldman Sachs,
Notes, 3.875%, 1/15/2009	250,000		254,029
Ford Motor Credit,
Notes, 1.37%, 3/13/2007	141,000		137,299
Ford Motor Credit,
Notes, 5.625%, 10/1/2008	321,000	[b]	330,631
SLM,
Notes, 5%, 10/1/2013	355,000		361,948
			1,973,526
Electric—.7%
Consolidated Edison of New York,
Debs., 4.875%, 2/1/2013	290,000		298,458
Entergy Arkansas,
First Mortgage, 5.4%, 5/1/2018	130,000		129,711
Public Service Company of Colorado,
First Collateral Trust Bonds,
Ser. 12, 4.875%, 3/1/2013	149,000		152,717
TXU Energy,
Sr. Notes, 7%, 3/15/2013	300,000		341,681
			922,567
Electrical Components & Equipment—.1%
Emerson Electric,
Bonds, 4.5%, 5/1/2003	200,000		200,511
Food & Beverages—.1%
Miller Brewing,
Notes, 4.25%, 8/15/2008	135,000	[b,e]	139,277

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Forest Products and Paper—.0%
International Paper,
Notes, 5.85%, 10/30/2012	55,000		58,827
Healthcare-Services—.2%
UnitedHealth Group,
Sr. Notes, 3.3%, 1/30/2008	250,000		252,025
Healthcare-Products—.0%
Eli (Lilly) & Co.,
Notes, 4.5%, 3/15/2018	58,000		56,447
Insurance—.2%
Chubb,
Notes, 6%, 11/15/2011	70,000		77,328
Metlife,
Sr. Notes, 5.375%, 12/15/2012	155,000	[b]	163,119
			240,447
Manufacturing—.1%
General Electric,
Notes, 5%, 2/1/2013	210,000		217,682
Media—.2%
Clear Channel Communications,
Sr. Notes, 5%, 3/15/2012	72,000		73,614
Liberty Media,
Sr. Notes, 5.7%, 5/15/2013	100,000		102,260
Time Warner,
Notes, 6.875%, 5/1/2012	85,000		96,455
			272,329
Mining—.2%
Alcoa,
Notes, 4.25%, 8/15/2007	55,000		57,927
Alcoa,
Notes, 6%, 1/15/2012	206,000		229,679
			287,606
Oil and Gas—.1%
ConocoPhillips,
Notes, 4.75%, 10/15/2012	115,000		117,980
Real Estate—.1%
EOP Operating,
Sr. Notes, 7%, 7/15/2011	80,000		92,190

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Structured Index—2.9%
Morgan Stanley TRACERS:
Ser. 2002-1, 5.878%, 3/1/2007	2,146,000	[e,f]	2,314,141
Ser. 2002-5, 6.799%, 6/15/2012	1,484,000	[e,f]	1,681,281
			3,995,422
Telecommunications—.4%
British Telecommunications,
Notes, 8.375%, 12/15/2010	91,000		111,485
France Telecom,
Notes, 7.75%, 3/1/2011	71,000		85,782
Motorola,
Sr. Notes, 8%, 11/1/2011	105,000		126,362
Verizon Florida,
Debs., 6.125%, 1/15/2013	143,000		155,638
Verizon Wireless Capital,
Notes, 5.375%, 12/15/2006	45,000	[b]	48,392
Vodafone,
Notes, 7.875%, 2/15/2030	20,000		25,163
			552,822
Transportation—.0%
Union Pacific Corp,
Debs., 7.125%, 2/1/2028	45,000		52,288
U.S. Government Agencies—8.6%
Federal Home Loan Banks,
Bonds, Ser. 432, 4.5%, 9/16/2013	3,280,000		3,311,793
Federal National Mortgage Association,
Notes, 4.625%, 10/15/2013	8,300,000		8,454,463
			11,766,256
U.S. Government Agencies/Mortgage-Backed—11.5%
Federal Home Loan Mortgage Corp.,
6.5%, 5/1/2032	94,542		99,476
Federal National Mortgage Association:
Motgage-Backed:
6.2%, 1/1/2011	1,307,341		1,469,386
5.5%, 4/1/2023	493,081		504,945
6.88%, 2/1/2028	931,980		1,051,959
6%, 5/1/2033	789,695		823,004
Sub Notes,
8%, 3/1/2030-11/1/2030	555,176		602,011

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Bonds and Notes (continued)		Amount ($)		Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
6%		2,600,000	[c]	2,714,361
6.5%		31,000	[c]	32,724
6.5%, 6/15/2032		126,548		133,705
5.5%, 4/15/2033		158,591		163,051
6%, 2/15/2023-2/15/2034		5,388,708		5,632,908
U.S. Treasury Bonds,
5.375%, 2/15/2031		1,729,000		1,863,672
US Treasury Strip Principal,
0%, 10/15/2009		1,950,000		651,582
				15,742,784
Total Bonds and Notes
(cost $	40,708,113)			41,551,065

Other Investments—2.1%		Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund		949,000	[g]	949,000
Dreyfus Institutional Cash Advantage Plus Fund		949,000	[g]	949,000
Dreyfus Institutional Preferred Plus Money Market Fund		949,000	[g]	949,000
Total Other Investments
(cost $	2,847,000)			2,847,000

		Principal
Short-Term Investments—1.1%		Amount ($)		Value ($)

U.S. Treasury Bills;
.83%, 3/18/2004		150,000	[h]	149,934
.85%, 4/15/2004		325,000	[i]	324,636
1.01%, 4/15/2004		900,000	[h]	898,992
.9%, 5/6/2004		100,000		99,833
Total Short-Term Instruments
(cost $	1,473,295)			1,473,395

Investment of Cash Collateral
for Securities Loaned—1.7%			Shares	Value ($)

Registered Investment Company;
Dreyfus Instutional Preferred Money Market Fund
(cost $	2,282,560)		2,282,560 [g]	2,282,560

Total Investments (cost $		128,090,164)	105.6%	144,582,497
Liabilities, Less Cash and Receivables			(5.6%)	(7,615,704)
Net Assets			100.0%	136,966,793

a Non-income producing.
b	All or a portion of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $2,215,960 and the total market value of the collateral held by fund is $2,282,560.

c	Purchase on a forward commitment basis.
d	Non-income producing—security in default.
e	Securities exempt from registration under rule 144A of the Securities Act of 1993.These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2004 these securities amount to $5,745,176 or 4.2% of net assets.

f	Security linked to a portfolio of investment grade debt securities.
g	Investments in affiliated money market mutual funds.
h	Partially held by a broker as collateral for open short positions.
i	Partially held by a broker for open financial futures.

See notes to finanial statements.

The Fund 15

STATEMENT OF FINANCIAL FUTURES

February 29, 2004 (Unaudited)

				Unrealized
		Market Value		Appreciation/
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 2/29/2004 ($)

Financial Futures Long:
U.S. Treasury 5 year Note	5	568,828	March 2004	517
U.S. Treasury 10 year Note	15	1,730,625	March 2004	2,524
Financial Futures Short:
U.S. Treasury 30 year Bond	54	6,149,250	March 2004	(51,132)
				(48,091)

See notes to finanial statements.

STATEMENT OF SECURITIES SOLD SHORT

February 29, 2004 (Unaudited)

		Shares	Value ($)

Common Stocks
Kraft Foods
(proceeds $	275,848)	10,000	337,900

See notes to finanial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2004 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $2,215,960)—Note 1(c):
Unaffiliated issuers		122,960,604	139,452,937
Affiliated issuers		5,129,560	5,129,560
Cash			7,296,840
Receivable for investment securities sold			3,525,049
Dividends and interest receivable			614,653
Receivable from brokers for proceeds on securities sold short			275,848
Receivable for shares of Common Stock subscribed			63,399
Prepaid expenses			16,493
			156,374,779

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			88,497
Payable for investment securities purchased			16,041,049
Liability for securities on loan—Note 1(c)			2,282,560
Payable for shares of Common Stock redeemed			391,054
Securities sold short, at value (proceeds $	275,848)
—See Statement of Securities Sold Short			337,900
Payable for futures variation margin—Note 4			74,713
Accrued expenses			192,213
			19,407,986

Net Assets ( $)			136,966,793

Composition of Net Assets ($):
Paid-in capital			146,727,314
Accumulated undistributed investment income—net			28,748
Accumulated net realized gain (loss) on investments			(26,171,459)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($48,091) net unrealized
(depreciation) on financial futures]			16,382,190

Net Assets ( $)			136,966,793

Shares Outstanding
(300 million shares of	$.001 par value Common Stock authorized)		10,083,251
Net Asset Value,	offering and redemption price per share ($)		13.58

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $271 foreign taxes withheld at source):
Unaffiliated issuers	787,058
Affiliated issuers	42,394
Interest	630,877
Income on securities lending	4,039
Total Income	1,464,368
Expenses:
Management fee—Note 3(a)	409,314
Shareholder servicing costs—Note 3(b)	269,945
Professional fees	40,791
Prospectus and shareholders’ reports	15,058
Custodian fees—Note 3(b)	14,889
Registration fees	10,902
Dividends on securities sold short	8,298
Directors’ fees and expenses—Note 3(c)	7,516
Loan commitment fees—Note 2	722
Miscellaneous	5,832
Total Expenses	783,267
Investment Income—Net	681,101

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Long transactions	3,139,957
Short sale transactions	(113,966)
Net realized gain (loss) on financial futures	(360,555)
Net Realized Gain (Loss)	2,665,436
Net unrealized appreciation (depreciation) on investments
[including ($48,771) net unrealized (depreciation)
on financial futures]	9,233,041
Net Realized and Unrealized Gain (Loss) on Investments	11,898,477
Net Increase in Net Assets Resulting from Operations	12,579,578

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003

Operations ($):
Investment income—net	681,101	2,063,703
Net realized gain (loss) on investments	2,665,436	(10,425,919)
Net unrealized appreciation
(depreciation) on investments	9,233,041	16,470,001
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,579,578	8,107,785

Dividends to Shareholders from ($):
Investment income—net	(703,806)	(2,818,934)

Capital Stock Transactions ($):
Net proceeds from shares sold	8,867,581	16,463,433
Dividends reinvested	686,772	2,754,654
Cost of shares redeemed	(20,248,922)	(48,201,035)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,694,569)	(28,982,948)
Total Increase (Decrease) in Net Assets	1,181,203	(23,694,097)

Net Assets ($):
Beginning of Period	135,785,590	159,479,687
End of Period	136,966,793	135,785,590
Undistributed investment income—net	28,748	51,453

Capital Share Transactions (Shares):
Shares sold	681,934	1,402,088
Shares issued for dividends reinvested	54,146	239,624
Shares redeemed	(1,552,423)	(4,175,197)
Net Increase (Decrease) in Shares Outstanding	(816,343)	(2,533,485)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 29, 2004		Year Ended August 31,

	(Unaudited)	2003	2002[a]	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	12.46	11.87	14.16	16.42	16.51	15.19
Investment Operations:
Investment income—net[b]	.06	.17	.27	.39	.41	.42
Net realized and unrealized
gain (loss) on investments	1.13	.65	(2.25)	(1.65)	1.54	2.43
Total from Investment Operations	1.19	.82	(1.98)	(1.26)	1.95	2.85
Distributions:
Dividends from
investment income—net	(.07)	(.23)	(.31)	(.39)	(.43)	(.45)
Dividends from net realized
gain on investments	—	—	—	(.61)	(1.61)	(1.08)
Total Distributions	(.07)	(.23)	(.31)	(1.00)	(2.04)	(1.53)
Net asset value, end of period	13.58	12.46	11.87	14.16	16.42	16.51

Total Return (%)	9.55[c]	7.09	(14.21)	(7.87)	12.62	19.37

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.56[c]	1.06	1.01	.81	.96	.94
Ratio of interest expense, loan
commitment fees and dividends
on securities sold short
to average net assets	.01[c]	.00[d]	.00[d]	—	.00[d]	.03
Ratio of net investment income
to average net assets	.50[c]	1.47	2.02	2.60	2.54	2.62
Portfolio Turnover Rate	139.54[c]	288.05	200.50	295.43	160.38	162.40

Net Assets, end of period
($ x 1,000)	136,967	135,785	159,480	195,010	198,578	188,215

a As required, effective September 1, 2001, the fund has adapted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of this change for the period ended August 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 2.13% to 2.02%. Per share data and ratio/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Balanced Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth and current income. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors.The fund prices securities traded on the NASDAQ stock market using the NASDAQ official closing price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the cus-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tody agreement, the fund received net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $19,762,632 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied $89,710 of the carryover expires in fiscal 2009 and $3,995,412 expires in fiscal 2010 and $15,677,510 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2003, was as follows: ordinary income $2,818,934. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2004, the fund was charged $52,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2004, the fund was charged $23,881 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2004, the fund was charged $14,889 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money markets funds as shown in the fund’s Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended February 29, 2004, the fund derived $42,394 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 29, 2004 of which $38,204,534 in purchases and $38,324,207 in sales were from dollar roll transactions.

	Purchases ($)	Sales ($)

Long transactions	185,006,911	190,655,201
Short sale transactions	551,967	11,845
Total	185,558,878	190,667,046

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. Securities sold short at February 29, 2004, and their related market values and proceeds are set forth in the statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a custodian, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 29, 2004 are set forth in the Statement of Financial Futures.

At February 29, 2004, accumulated net unrealized appreciation on investments was $16,492,333, consisting of $18,991,603 gross unrealized appreciation and $2,499,270 gross unrealized depreciation.

At February 29, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

For More Information

Dreyfus Balanced
Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0222SA0204

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Balanced Fund, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	April 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	April 23, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	April 23, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)